Summary Prospectus Supplement	March 15, 2023

Putnam Diversified Income Trust

Summary Prospectus dated January 30, 2023

Effective March 31, 2023, the section Your fund’s management is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2011
Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2020
Robert Davis, Portfolio Manager, portfolio manager of the fund since 2017
Brett Kozlowski, Co-Head of Structured Credit, portfolio manager of the fund since 2017
Robert Salvin, Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2022

Sub-advisor

Putnam Investments Limited

333252 - 3/23